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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2007
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                                  MAXIMUS, INC.
             (Exact name of registrant as specified in its charter)


       Virginia                      1-12997                     54-1000588
    (State or other          (Commission File Number)         (I.R.S. Employer
     jurisdiction                                            Identification No.)
   of incorporation)

          11419 Sunset Hills Road,
              Reston, Virginia                            20190-5207
   (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (703) 251-8500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01               Other Events.

         On March 13, 2007 the Company issued a press release announcing that the Company is in the process of executing separate agreements with the Texas Health and Human Services Commission to administer a long-term Medicaid Enrollment Broker program and to provide support services to maintain program continuity on the State's Children's Health Insurance program on an interim basis. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

       (d)           Exhibits.

           Exhibit No.    Description
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              99.1        Press release dated March 13, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MAXIMUS, Inc.


Date:    March 13, 2007                     By: /s/ David R. Francis
                                               ---------------------------------
                                               David R. Francis
                                               General Counsel and Secretary


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                                  EXHIBIT INDEX


           Exhibit No.          Description
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              99.1              Press Release dated March 13, 2007